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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 6, 2006

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                       1-12387                 76-0515284
(State or other jurisdiction of         (Commission          (I.R.S. Employer of
 incorporation or organization)         File Number)            Incorporation
                                                             Identification No.)



     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
       (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 6, 2006, the Compensation/Nominating/Governance Committee of Tenneco's Board of Directors approved a reduction in the aggregate minimum payout under the company's stock equivalent unit award program for the 2006 calendar year to $5.8 million. The reduction in the aggregate minimum payout reflects a reduction in the number of outstanding stock equivalent units due to the departure of certain executives during the year.

         A copy of the form of stock equivalent unit award agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          -----------

99.1                 Form of Stock Equivalent Award Agreement


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNECO INC.


Date:    December 12, 2006                   By: /s/ Timothy R. Donovan
                                                 -------------------------------
                                                 Timothy R. Donovan
                                                 Office of the Chief Executive,
                                                 Executive Vice President and
                                                 General Counsel